                         United States
                Securities and Exchange Commission
                     Washington, D.C.  20549

                           FORM 8-K/A


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported): June 26, 1997
                                                   --------------



                          EQUIMED, INC.
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     (Exact name of registrant as specified in its charter)




   Delaware                       0-27456        25-1668112
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(State or other jurisdiction   (Commission    (I.R.S. Employer
of incorporation)              File Number)   Identification No.)



   2171 Sandy Drive
   State College, Pennsylvania                 16803
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(Address of principal executive              (Zip Code)
offices)



                          (814) 238-0375
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      (Registrant's telephone number, including area code)




                              N/A
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  (Former name or former address, if changed since last report)


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ITEM 5: OTHER EVENTS


     On June 26, 1997, EquiMed, Inc. (NASDAQ National Market:
EQMD) (the "Company") announced that its Board of Directors and a majority of its shareholders have authorized a six for one, reverse stock split with respect to its Common Stock (the "Stock Split"). The record date of the Stock Split is July 7, 1997. Following notification of shareholders, the effective date of the Stock Split will be on and after August 11, 1997.

     On July 7, 1997, the Company had 26,818,157 shares of Common
Stock issued and outstanding. After the Stock Split, the Company will have 4,469,692-5/6 shares of Common Stock issued and outstanding.

     Any fractional shares arising out of the Stock Split will have fractional voting and economic rights and will not be settled or redeemed by the Company.

     The name and address of the transfer agent of the Company, for purposes of effecting the Stock Split are:

               StockTrans, Inc.
               7 East Lancaster Avenue
               Ardmore, PA 19003


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                         SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUIMED, INC.
                                           (Registrant)


                                    /s/ Daniel L. Beckett
                                  -----------------------------
Date: July 11, 1997                By:    Daniel L. Beckett
                                   Title: Chief Financial Officer